Filed pursuant to Rule 497(e)

Registration No. 333-193915

BMO LGM Frontier Markets Equity Fund

Supplement dated July 9, 2020 to the Prospectus

dated December 27, 2019, as supplemented

Fund Liquidation

On July 8, 2020, the Board of Trustees (the “Board”) of BMO LGM Frontier Markets Equity Fund (the “Fund”) approved a Plan of Liquidation (the “Plan”) for the Fund, subject to shareholder approval, upon the recommendation of BMO Asset Management Corp. (the “Adviser”) to liquidate and dissolve the Fund. After considering a variety of factors, the Board concluded that it was in the best interests of the Fund and its shareholders that the Fund be liquidated and dissolved.

Shareholders will receive a consent solicitation statement discussing the Board’s decision to recommend liquidation and dissolution of the Fund and requesting that shareholders of the Fund approve the Plan by written consent. If the Plan is approved by shareholders, the Fund will make an initial liquidating distribution on September 30, 2020 or such other date as determined by management. The Fund likely will make subsequent liquidating distributions prior to termination. Shareholders (other than tax-qualified plans or tax-exempt accounts) will recognize gain or loss for tax purposes on the redemption of their Fund shares in the liquidation.

Investment Strategy Transition

In anticipation of the liquidation of the Fund, LGM Investments Limited, the Fund’s subadviser, expects to transition the Fund’s portfolio holdings to cash. During the period from July 9, 2020 until the Fund is fully liquidated and terminated, the Fund is unlikely to invest pursuant to its investment strategies or achieve its investment objective of capital appreciation. Additionally, the Adviser will waive the investment advisory fee paid by the Fund beginning July 9, 2020.

Important Information for Retirement Plan Investors

If you are a retirement plan investor, you should consult your tax advisor regarding the consequences of a redemption of Fund shares or of any IRA or retirement plan distribution, the ability to roll over any distribution, and any tax-savings options you may have. If you receive a distribution from an Individual Retirement Account or a Simplified Employee Pension (SEP) IRA, you may be able to roll the proceeds into another Individual Retirement Account. If you are eligible to do so, the rollover must occur within sixty (60) days of the date of the distribution in order to avoid having to include the distribution in your taxable income. You can make only one tax-free rollover from an IRA to another IRA in any 12-month period (regardless of the number of IRAs you own). Any subsequent distribution of untaxed amounts from an IRA within the 12-month period would be included in your gross income, and may be subject to a 10% early withdrawal tax. The previously described limitation allowing only one tax-free rollover per 12-month period does not apply to (1) rollovers from traditional IRAs to Roth IRAs (conversions), (2) trustee-to-trustee transfers to another IRA, (3) eligible rollovers from an IRA to a retirement plan, (4) eligible rollovers from a retirement plan to an IRA, and (5) eligible rollovers from a retirement plan to a retirement plan.

Please retain this Supplement with your Prospectus for future reference.